BRINKER CAPITAL DESTINATIONS TRUST

SUPPLEMENT DATED DECEMBER 16, 2020,

TO THE PROSPECTUS DATED JULY 1, 2020

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Change in Portfolio Management for the Destinations Multi Strategy Alternatives Fund

RiverNorth Capital Management, LLC (“RiverNorth”) is no longer a sub-adviser to the Destinations Multi Strategy Alternatives Fund. As such, all references to RiverNorth are removed from the Prospectus.

Change in Portfolio Management for the Destinations Core Fixed Income Fund

Wellington Management Company LLP (“Wellington”) has been appointed to serve as a sub-adviser to the Destinations Core Fixed Income Fund.

Accordingly, in the “Fund Summaries” section for the Destinations Core Fixed Income Fund, under the heading titled “Investment adviser,” in the chart titled “Sub-advisers and Portfolio Managers (Title)” on page 36 of the Prospectus, the following text is hereby added in the appropriate alphabetical order thereof:

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Wellington Management Company LLP
Joseph F. Marvan, CFA, Senior Managing Director, Partner, and Fixed Income Portfolio Manager	2020
Campe Goodman, CFA, Senior Managing Director, Partner, and Fixed Income Portfolio Manager	2020
Robert D. Burn, CFA, Managing Director and Fixed Income Portfolio Manager	2020

In addition, in the “Fund Management” section, under the heading titled “Destinations Core Fixed Income Fund,” on page 152 of the Prospectus, the following text is hereby added in the appropriate alphabetical order thereof:

Wellington Management Company LLP: Wellington Management Company LLP (“Wellington”), located at 280 Congress Street, Boston, MA 02210, serves as a sub-adviser to the Destinations Core Fixed Income Fund. Wellington is a Delaware limited liability partnership. The firm is an independent private partnership owned entirely by its active partners. Joseph F. Marvan, CFA, Campe Goodman, CFA, and Robert D. Burn, CFA, manage the portion of the Destinations Core Fixed Income Fund’s assets allocated to Wellington. Prior to joining Wellington in 2003, Mr. Marvan was a senior portfolio manager and head of US Fixed Income at State Street Global Advisors, working on a wide range of fixed income portfolios, including those concentrating on total return, mortgage-backed securities, nondollar bonds, and investment-grade credit (1996 – 2003). Prior to that, he worked at both The Boston Company and Shearson Lehman Brothers in Fixed Income Portfolio Management and Trading (1988 – 1996). Mr. Marvan earned his MBA, magna cum laude, from Babson College (Olin, 2001) and his BS in finance from Ithaca College (1987). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Institute. Mr. Goodman joined Wellington in 2000. He spent four years at the Massachusetts Institute of Technology studying macroeconomics and finance in a doctoral program in economics. Mr. Goodman received his AB in mathematics, magna cum laude, from Harvard College (1995). In addition, he holds the Chartered Financial Analyst designation. Mr. Burn joined Wellington in 2007. Prior to joining Wellington, he worked as a senior mechanical engineer modeling high power lasers at Lockheed Martin Corporation (2003 – 2005). Before that, he held engineering positions in the telecom and manufacturing industries (1998 – 2003). Mr. Burn earned his MBA with high honors from the University of Chicago (2007) and his MS and BS in mechanical engineering from MIT (1998, 1997). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society Boston.

Change in Portfolio Management for the Destinations Core Fixed Income Fund

Merganser Capital Management Inc. (“Merganser”) has been appointed to serve as a sub-adviser to the Destinations Core Fixed Income Fund.

Accordingly, in the “Fund Summaries” section for the Destinations Core Fixed Income Fund, under the heading titled “Investment adviser,” in the chart titled “Sub-advisers and Portfolio Managers (Title)” on page 36 of the Prospectus, the following text is hereby added in the appropriate alphabetical order thereof:

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Merganser Capital Management Inc.
Andrew M. Smock, CIO and Portfolio Manager	2020
Todd Copenhaver, CFA, Senior Vice President and Portfolio Manager	2020

In addition, in the “Fund Management” section, under the heading titled “Destinations Core Fixed Income Fund,” on page 152 of the Prospectus, the following text is hereby added in the appropriate alphabetical order thereof:

Merganser Capital Management Inc.: Merganser Capital Management Inc. (“Merganser”), located at 99 High Street, Boston, MA 02110, serves as a sub-adviser to the Destinations Core Fixed Income Fund. Merganser is a Delaware limited liability company. The principal owners of Merganser are the Gahan 2019 Descendants’ Trust and Jonathan M. Nelson indirectly through Providence Equity Capital Markets Merganser LLC, an affiliate of Providence Equity Partners L.L.C. (“Providence”). Andrew M. Smock, CFA and Todd Copenhaver, CFA, manage the portion of the Destinations Core Fixed Income Fund’s assets allocated to Merganser. Mr. Smock joined Merganser in 2003 and serves as Chief Executive Officer and Chief Investment Officer. In addition to overseeing the investment team, he is a portfolio manager for Merganser’s longer-duration strategies. Mr. Smock holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society Boston. Mr. Copenhaver joined Merganser in 2013. He is the head of credit research and a portfolio manager for Merganser’s longer-duration strategies. Since joining Merganser, Prior to joining Merganser, Mr. Copenhaver was a portfolio analyst at Galliard Capital Management. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society Boston.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

BRINKER CAPITAL DESTINATIONS TRUST

SUPPLEMENT DATED December 16, 2020,

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JULY 1, 2020

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Change in Portfolio Management for the Destinations Multi-Strategy Alternatives Fund

RiverNorth Capital Management, LLC (“RiverNorth”) is no longer a sub-adviser to the Destinations Multi Strategy Alternatives Fund. As such, all references to RiverNorth are removed from the SAI.

Change in Portfolio Management for the Destinations Core Fixed Income Fund

Wellington Management Company LLP (“Wellington”) has been appointed to serve as a sub-adviser to the Destinations Core Fixed Income Fund.

Accordingly, in the section titled “Portfolio Manager Disclosure,” under the heading titled “Portfolio Managers,” the following text is hereby added in the appropriate alphabetical order thereof:

Wellington Management Company LLP

Wellington Management Company LLP (“Wellington”) serves as a sub-adviser to a portion of the assets of the Destinations Core Fixed Income Fund. Wellington is a Delaware limited liability partnership. The firm is an independent private partnership owned entirely by its active partners. As of September 30, 2020, Wellington has $1,183 billion in assets under management.

Compensation. Brinker Capital pays Wellington a fee based on the assets under management of the Destinations Core Fixed Income Fund as set forth in an investment sub-advisory agreement between Wellington and Brinker Capital. Wellington pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Core Fixed Income Fund.

Wellington’s compensation plans are designed to be fair and motivational over time in order to attract and retain the best professionals in the investment industry. The firm provides investment professionals with incentives to excel, and reward superior performance. Compensation arrangements for investment professionals typically include a base salary component and one or more variable components. Generally, each investment professional is eligible to receive an incentive payment based on the revenues earned from the clients they manage and meeting their objectives. Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation. Additionally, a significant number of Wellington’s professionals are partners of Wellington Management Group LLP or managing directors of the firm and, therefore, receive additional merit-based compensation based on the overall performance of the firm and their individual contributions to firmwide results.

Regarding handling risks and conflicts of interest, in general, salary and bonus/incentive levels are determined by the directors of each business or investment area within the firm based on guidelines established annually by Wellington’s Compensation Committee who provide oversight. Regarding investment professionals specifically, generally, each investment professional is eligible to receive an incentive payment based on the revenues earned by Wellington from the clients they manage and meeting their objectives. Those incentives are specifically reviewed by Wellington’s Incentive Compensation Committee providing additional oversight. Both Compensation Committees are comprised of senior managers of the firm. Lastly, merit-based compensation for managing directors and senior managing directors of the firm is determined by Wellington Management Group LLP’s Managing Partners.

Individual portfolio managers at Wellington manage multiple accounts for multiple clients. These accounts may include mutual funds, separate institutional accounts, bank-maintained collective trust vehicles, and hedge funds. When a portfolio manager manages more than one account, a potential exists for that portfolio manager to intentionally treat one account more favorably than another. Wellington has chosen to apply a risk-based approach to managing conflicts associated with multiple portfolio management assignments, and may employ a variety of techniques including investment restrictions, internal review processes, and enhanced oversight so as to provide reasonable assurance that no client is intentionally favored at the expense of another.

Ownership of Fund Shares. As of September 30, 2020, Wellington’s portfolio managers did not beneficially own any shares of the Destinations Core Fixed Income Fund.

Other Accounts. As of September 30, 2020, in addition to the Destinations Core Fixed Income Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Joseph F. Marvan, CFA	20	$38,112	26	$7,342	69	$34,325
Campe Goodman, CFA	16	$9,546	18	$5,991	41	$14,379
Robert D. Burn, CFA	16	$9,521	20	$5,183	41	$14,178

Conflicts of Interest. Wellington does not engage in retail brokerage, lending, or securities underwriting and is not affiliated with any firms that engage in these businesses. In addition, the firm’s business model, ownership structure, and culture seek to align the interests of clients with those of the firm. Together, these structural elements help the firm avoid some of the most typical conflicts of interest in the investment management business, such as:

•	conflicts relating to an ownership relationship with another financial entity
•	conflicts involving trading for the profit of the firm versus the client
•	conflicts caused by business interest in a distribution entity
•	conflicts stemming from the use or sale of research to support other forms of business

Still, the nature of the investment management business — and the firm’s diversification by client type and asset class — makes it virtually impossible for any firm to be immune from conflicts of interest altogether. Wellington has extensive policies and procedures for managing conflicts of interest. Some of those conflicts are inherent in any large, global investment management business, while others are a result of the firm’s business model. Wellington seeks to avoid or minimize these conflicts where reasonably possible. However, some conflicts cannot be avoided, and although others could be, Wellington has determined that doing so would require changes to business or investment practices that, on balance, provide a significant benefit to the firm and/or its’ clients.

Any conflicts that the firm cannot or have chosen not to avoid are managed through policies and procedures that the firm believes are sufficient to protect the interests of its clients and fulfill the firm’s fiduciary obligations to its’ clients.

Change in Portfolio Management for the Destinations Core Fixed Income Fund

Merganser Capital Management Inc. (“Merganser”) has been appointed to serve as a sub-adviser to the Destinations Core Fixed Income Fund.

Accordingly, in the section titled “Portfolio Manager Disclosure,” under the heading titled “Portfolio Managers,” the following text is hereby added in the appropriate alphabetical order thereof:

Merganser Capital Management Inc.

Merganser Capital Management Inc. (“Merganser”) serves as a sub-adviser to a portion of the assets of the Destinations Core Fixed Income Fund. Merganser is a Delaware limited liability partnership. Merganser is an investment management firm dedicated exclusively to managing fixed income assets. As of September 30, 2020, Merganser has $13,751 million in assets under management.

Compensation. Brinker Capital pays Merganser a fee based on the assets under management of the Destinations Core Fixed Income Fund as set forth in an investment sub-advisory agreement between Merganser and Brinker Capital. All members of the investment team are compensated based on their experience level, contribution to the firm and team performance relative to peers. The firm reviews investment team performance and compensation at least annually by their manager and senior management. The primary components of the compensation system are base salary and an annual bonus based on the financial success of the firm. Additionally, the majority of senior members of the investment team are under employment contracts. These generally include phantom ownership shares whose value is based on the long-term success of the firm.

Team performance relative to peers is at a strategy composite level.  Thus, there is no incentive or conflict of interest to favor one account over another.  In addition, such rankings are gross of fees which mitigates the potential to make decisions based on clients’ fees.

Ownership of Fund Shares. As of September 30, 2020, Merganser’s portfolio managers did not beneficially own any shares of the Destinations Core Fixed Income Fund.

Other Accounts. As of September 30, 2020, in addition to the Destinations Core Fixed Income Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Andrew Smock, CFA	0	$0	3	$82	28	$2,524.9
Todd Copenhaver, CFA	0	$0	3	$82	28	$2,524.9

Conflicts of Interest. Merganser and its affiliates engage in a broad range of activities, including investment activities for clients and for their own (employee) accounts.  Certain affiliates of Merganser provide transaction-related, advisory, management and other services to operating companies.  Merganser has implemented a “Chinese Wall” to mitigate such conflicts.

Merganser is affiliated with other investment advisers. Providence Equity Partners L.L.C., Providence Equity Capital Markets L.L.C. and Providence Strategic Growth Capital Partners L.L.C. focus primarily on different investment strategies than those of Merganser, although such investment strategies may overlap from time to time, and all are investment advisers or relying advisers that are registered with the SEC. Clients of Merganser, Providence Equity Partners L.L.C., Providence Equity Capital Markets L.L.C. and Providence Strategic Growth Capital Partners L.L.C. may invest in the same companies, including in the same security or in different securities of such company. In the ordinary course of conducting its activities, interests of Merganser’s clients may therefore conflict with the interests of the clients of Providence Equity Partners L.L.C., Providence Equity Capital Markets L.L.C. and Providence Strategic Growth Capital Partners L.L.C.  Other than Providence Equity Partners L.L.C., Providence Equity Capital Markets L.L.C. and Providence Strategic Growth Capital Partners L.L.C. the investment adviser affiliates of Merganser do not have their own clients.  Generally, however, conflicts between Merganser and its affiliates are mitigated because Merganser and its affiliates are separately operated and generally do not share trading or investment information. Providence, an indirect owner of Merganser, is subject to certain restrictions imposed by third-party investors in Providence that may limit the annual compensation that Providence may pay to its employees. These restrictions include compensation of Merganser’s employees and could potentially pose a conflict of interest as they could indirectly affect Merganser’s ability to recruit and retain personnel.  However, the firm believes these restrictions have not had any impact on the firm’s ability to recruit and retain personnel to date and will not have any negative impact on its ability to recruit and retain personnel in the future.

Change in Portfolio Management for the Destinations Small-Mid Cap Equity Fund

Driehaus Capital Management LLC (“Driehaus”) has been appointed to serve as a sub-adviser to a new mandate for the Destinations Small-Mid Cap Equity Fund (the “Fund”).

Accordingly, in the section titled “Portfolio Manager Disclosure,” under the heading titled “Portfolio Managers,” under the sub-heading titled “Driehaus Capital Management LLC,” the following text is hereby added after the fourth paragraph:

Small Cap Growth strategy:

Driehaus compensates the lead portfolio manager, portfolio manager and assistant portfolio manager for their management of the Fund. The portfolio managers are paid a fixed salary plus a bonus. Bonuses are determined based on the terms of a Revenue Sharing Plan and include a base amount calculated as a percentage of management fees paid by the registered investment companies and other accounts managed, as applicable. In addition, if performance exceeds certain percentile benchmarks when compared to its peer group (primarily using Morningstar rankings) and/or certain risk adjusted return formulas, the bonus pool increases as a percentage of the management fees paid by the registered investment companies and other accounts managed. The assistant portfolio manager also receives a bonus based on a percentage of his salary, which has both subjective and objective components.

If Driehaus declares a profit sharing plan contribution, the lead portfolio manager, portfolio manager and assistant portfolio manager also would receive such contribution. Effective January 1, 2018, the lead portfolio manager and portfolio manager participate in a deferred compensation plan. The lead portfolio manager is a participant in a previous deferred compensation plan, under which his balance is fully vested.

Change in Chief Financial Officer and Treasurer of the Trust

Effective December 9, 2020, the Board of Trustees of Brinker Capital Destinations Trust (the “Trust”) elected Kevin Fustos as Chief Financial Officer and Treasurer of the Trust. Additionally, on December 9, 2020, the Board accepted the resignation of Philip F. Green, Jr. as Chief Financial Officer and Treasurer of the Trust and Charles Widger as Investment Officer of the Trust.

With the resignation of Messrs. Green and Widger and the appointment of Mr. Fustos, all references in the SAI to Mr. Green as Chief Financial Officer and Treasurer of the Trust and all references to Mr. Widger as an Investment Officer of the Trust are hereby deleted. In addition, the following information is inserted into the table of Trustees and Officers of the Trust:

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

OFFICERS*

Kevin Fustos Brinker Capital, Inc. 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 Birth Year: 1980	Chief Financial Officer & Treasurer	Since December 2020	Vice President of Financial Planning and Analysis, Orion Advisor Solutions, since 2016; Omaha Public Power District from 2004 to 2016.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE